                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    Form 8-K




               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  September 29, 2005
                                                        ------------------

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                (Exact name of registrant specified in Charter)



         Delaware                 333-127233                 13-3416059
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      (State or other             Commission                (IRS Employer
      jurisdiction of            File Number)             Identification No.)
      incorporation)



                  250 Vesey Street
        4 World Financial Center 28th Floor
                 New York, New York                         10080
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      (Address of principal executive offices)             Zip Code



          Registrant's telephone, including area code:  (212) 449-0357

                                   No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

ITEM 8.01.      Other Events
                ------------

                Filing of Legality Opinion
                --------------------------

     Attached as Exhibit 99.1 is the opinion of Dechert LLP with respect to legality of the Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2005-AR1.


ITEM 9.01.      Financial Statements and Exhibits.
                ----------------------------------

          (a)    Not applicable.

          (b)    Not applicable.

          (c)    Exhibits:

                 99.1   Legal Opinion

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MERRILL LYNCH MORTGAGE INVESTORS,
                                               INC.



                                               By:    /s/ Matthew Whalen
                                                      --------------------------
                                               Name:  Matthew Whalen
                                               Title: President

Date:  September 29, 2005

                               INDEX TO EXHIBITS

Exhibit No.        Description            Page
----------         -----------            ----

99.1               Legal Opinion